Subsequent Events	12 Months Ended
Apr. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events [Text Block]

14. Subsequent Events

Spin out of Vizsla Royalties Corp.

On January 17, 2024, the Company announced its intention to enter into an arrangement agreement (the "Arrangement") with its wholly-owned subsidiary Vizsla Royalties Corp. ("Spinco"). Spinco currently holds, indirectly, a net smelter royalty (the "Royalty") on any potential future mineral production at the Company's flagship, 100% owned Panuco silver-gold project located in Sinaloa, Mexico. Under the Arrangement, the owners of common shares of Vizsla Silver (the "VZLA Shares") are entitled to receive one new VZLA Share, one-third of a common share of Spinco and one-third of a common share purchase warrant of Spinco for each VZLA Share held immediately prior to the closing of the Arrangement. Following the Arrangement, Spinco will no longer be a wholly owned subsidiary of Vizsla Silver.

On June 17, 2024, the Company received approval for the transaction at its special meeting of shareholders. On June 19, 2024, the Supreme Court of British Columbia issued its final order approving the Arrangement under the Business Corporations Act (British Columbia). On June 20, 2024, the Company received final TSX-V's approval for the Arrangement. The Arrangement was completed on June 24, 2024.

Following closing of the Arrangement, Vizsla Silver and Spinco intend to complete a number of steps, including the following (collectively, the "Post-Closing Steps"): (a) the parties will settle an outstanding loan from Vizsla Silver into Spinco Shares, (b) Vizsla Silver will make an additional $3,500,000 loan to Spinco if required, (c) Spinco may exercise its buyback right on an underlying royalty on the Panuco Project, after which point the royalty held by Spinco will consist of a 2% NSR on the entire Panuco Project, (d) Spinco will complete a private placement for gross proceeds of at least $3,000,000, and (e) Spinco will complete a consolidation of the Spinco Shares on the basis of one new Spinco Share for every ten old Spinco Shares.

Vizsla Silver and Spinco have entered into a royalty right agreement which provides that, if Vizsla Silver or any of its affiliates acquires mineral properties within a two-kilometer boundary around the Panuco Project, it must offer Spinco an NSR on such mineral property to Spinco on terms proposed by Vizsla Silver.

Exercise and grant of warrants, options, and RSUs subsequently

Subsequent to April 30, 2024, 6,016,614 warrants were exercised at a weighted average exercises price of $1.81 for proceeds of $10,877,977, and 2,676,508 options were exercised at a weighted average exercise price of $1.05 for proceeds of $2,805,493. 113,311 RSUs were exercised and converted to common shares at the vested price of $1.60.

On June 12, 2024, the Company granted 6,050,000 stock options at an exercise price of $2.26 and 775,000 RSUs to directors, officers, employees and consultants of the Company. These options are exercisable for a period of five years and will vest over the next two years and the RSUs will vest in three equal annual instalments commencing on the first anniversary of the grant date. The fair value of each RSU is $2.34 which is the value of a Vizsla common share on grant day.